UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2016

CERULEAN PHARMA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36395	20-4139823
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Gatehouse Drive Waltham, MA		02451
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 996-4300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement and Registration Rights Agreement with Aspire Capital

On October 14, 2016, Cerulean Pharma Inc. (the “Company”) entered into a common stock purchase agreement (the “Purchase Agreement”) with Aspire Capital Fund, LLC, an Illinois limited liability company (“Aspire Capital”), which provides that, upon the terms and subject to the conditions and limitations set forth therein, Aspire Capital is committed to purchase up to an aggregate of $20.0 million of shares of the Company’s common stock over a term of 24 months from the execution of the Purchase Agreement. In consideration for entering into the Purchase Agreement, the Company issued to Aspire Capital 700,000 shares of the Company’s common stock. Immediately following the execution of the Purchase Agreement, the Company made an initial sale to Aspire Capital under the Purchase Agreement of 800,000 shares of common stock at a price of $1.25 per share, for proceeds of $1.0 million. There are no warrants associated with this transaction.

Concurrently with entering into the Purchase Agreement, the Company entered into a registration rights agreement with Aspire Capital (the “Registration Rights Agreement”), in which the Company agreed to file with the Securities and Exchange Commission (the “Commission”) one or more registration statements, as necessary, and to the extent permissible and subject to certain exceptions, to register under the Securities Act of 1933, as amended (the “Securities Act”), the sale of the shares of the Company’s common stock that may have been and may be issued to Aspire Capital under the Purchase Agreement. Further, the Company has filed with the Commission a prospectus supplement pursuant to the Company’s effective shelf registration statement on Form S-3, File No. 333-206396, registering all of the shares of common stock that may be offered to Aspire Capital from time to time.

Under the Purchase Agreement, on any trading day selected by the Company, the Company has the right, in its sole discretion, to present Aspire Capital with a purchase notice (each, a “Purchase Notice”), directing Aspire Capital (as principal) to purchase up to 200,000 shares of the Company’s common stock per trading day (which may be increased by as much as an additional 2,000,000 shares per trading day by mutual agreement), up to an aggregate of the remaining $19.0 million of the Company’s common stock that may be sold under the Purchase Agreement, at a per share price (the “Purchase Price”) equal to the lesser of:

•	the lowest sale price of the Company’s common stock on the purchase date; or

•	the arithmetic average of the three (3) lowest closing sale prices for the Company’s common stock during the ten (10) consecutive trading days ending on the trading day immediately preceding the purchase date.

The aggregate purchase price payable by Aspire Capital on any one purchase date may not exceed $300,000, unless otherwise mutually agreed.

In addition, on any trading day on which the Company submits a Purchase Notice to Aspire Capital to purchase at least 200,000 shares of common stock and the closing sale price of the Company’s common stock is greater than $0.50 per share, the Company also has the right, in its sole discretion, to present Aspire Capital with a volume-weighted average price purchase notice (each, a “VWAP Purchase Notice”) directing Aspire Capital to purchase an amount of stock equal to up to 30% of the aggregate shares of the Company’s common stock traded on its principal market on the next trading day (the “VWAP Purchase Date”), subject to a maximum number of shares the Company may determine, and a minimum trading price at least equal to 80% of the closing price of the Company’s common stock on the business day immediately preceding the VWAP Purchase Date or a higher price that may be determined by the Company. The purchase price per share pursuant to such VWAP Purchase Notice will be equal to the lesser of (i) the closing sale price of the Common Stock on the VWAP Purchase Date, or (ii) 97% of the volume-weighted average price for the Company’s common stock traded on its principal market on the VWAP Purchase Date, subject to certain exceptions.

The Company may deliver multiple Purchase Notices and VWAP Purchase Notices to Aspire Capital from time to time during the term of the Purchase Agreement, so long as the most recent purchase has been completed.

The Purchase Agreement provides that the Company and Aspire Capital shall not effect any sales under the Purchase Agreement on any purchase date where the closing sale price of the Company’s common stock is less than $0.25. There are no trading volume requirements or restrictions under the Purchase Agreement, and the Company will control the timing and amount of sales of the Company’s common stock to Aspire Capital. Aspire Capital has no right to require any sales by the Company, but is obligated to make purchases from the Company as directed by the Company in accordance with the Purchase Agreement. There are no limitations on use of proceeds, financial or business covenants, restrictions on future fundings, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement. The Purchase Agreement may be terminated by the Company at any time, at its discretion, without any cost to the Company. The Purchase Agreement may be terminated by Aspire Capital following specified events of default of the Company, including the lack of availability of a registration statement to register under the Securities Act sales of shares to Aspire Capital under the Purchase Agreement, the suspension from trading or delisting of the Company’s common stock, specified breaches by the Company of the terms of the Purchase Agreement and specified Company bankruptcy events. Aspire Capital has agreed that neither it nor any of its agents, representatives and affiliates will engage in any direct or indirect short-selling or hedging of the Company’s common stock during any time prior to the termination of the Purchase Agreement. Any proceeds the Company receives under the Purchase Agreement are expected to be used for working capital and general corporate purposes.

The foregoing is a summary description of certain terms of the Purchase Agreement and the Registration Rights Agreement and, by its nature, is incomplete. Copies of the Purchase Agreement and Registration Rights Agreement are filed herewith as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. All readers are encouraged to read the entire text of the Purchase Agreement and the Registration Rights Agreement.

The legal opinion of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Company, relating to the shares of common stock being offered is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1)

99.1	Common Stock Purchase Agreement, dated October 14, 2016 between Cerulean Pharma Inc. and Aspire Capital Fund, LLC

99.2	Registration Rights Agreement, dated October 14, 2016, between Cerulean Pharma Inc. and Aspire Capital Fund, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERULEAN PHARMA INC.

Date: October 18, 2016	By:	/s/ Christopher D.T. Guiffre
Christopher D.T. Guiffre President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1)

99.1	Common Stock Purchase Agreement, dated October 14, 2016 between Cerulean Pharma Inc. and Aspire Capital Fund, LLC

99.2	Registration Rights Agreement, dated October 14, 2016, between Cerulean Pharma Inc. and Aspire Capital Fund, LLC